UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2013

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1145 Hembree Road

Roswell, GA 30076

(Address of Principal Executive Offices)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 17, 2013, AdCare Health Systems, Inc. (the “Company”) received a deficiency letter (the “May Deficiency Letter”) from the NYSE MKT LLC (the “Exchange”) indicating that the Exchange has determined that the Company is not in compliance with Sections 134 and 1101 of the Exchange’s Company Guide (the “Company Guide”) due to the Company’s indication in its Form 12b-25, filed with the Securities and Exchange Commission (the “SEC”) on April 16, 2013, that the Company is not able to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 (the “Form 10-Q”) with the SEC by the requisite deadline.  As previously disclosed, the Company was notified by the Exchange on April 17, 2013 (the “April Deficiency Letter”) that it is not in compliance with Sections 134 and 1101 of the Company Guide due to its failure to file its Annual Report on Form 10-K for the year ended December 31, 2012 with the SEC by the requisite deadline.

In the April Deficiency Letter, the Exchange also advised the Company that, in order to maintain its listing of securities on the Exchange, the Company must submit a plan to the Exchange by May 1, 2013, detailing the action it had taken, or would take, that would bring it into compliance with the continued listing standards of the Company Guide by July 16, 2013 (the “Plan Period”).  The Company provided to the Exchange the Company’s plan and supporting documentation (the “Plan”) on May 1, 2013.

In the May Deficiency Letter, the Exchange indicated that, due to the similar nature of the deficiencies identified in the April Deficiency Letter and May Deficiency Letter, the Company is not required to submit an additional plan of compliance in connection with its failure to timely file the Form 10-Q.  If the Company chooses, it may supplement the Plan, no later than May 31, 2013, to address how it intends to regain compliance with Sections 134 and 1101 of the Company Guide, with respect to filing of the Form 10-Q, by August 15, 2013.  The Company intends on providing supplemental materials to the Exchange in support of the Plan by May 31, 2013.

The Company remains subject to the conditions set forth in the April Deficiency Letter.  Accordingly, if the Plan is not accepted by the Exchange, or if the Company is not in compliance with the Exchange’s continued listing standards within the timeframe provided or does not make progress consistent with the Plan during the Plan Period, then the Exchange will initiate delisting proceedings as it deems appropriate.

On May 23, 2013, the Company issued a press release announcing the receipt of the May Deficiency Letter.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                        Press Release dated May 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 23, 2013

ADCARE HEALTH SYSTEMS, INC.

	By:	/s/ Ronald W. Fleming
Name: Ronald W. Fleming
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated May 23, 2013.